                              [LOGO] BNY HAMILTON

                                  PROSPECTUS


                                JANUARY 3, 2006


                                    [GRAPHIC]









   MUNICIPAL ENHANCED YIELD

   INSTITUTIONAL SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Municipal Enhanced Yield Fund


ACCOUNT POLICIES

 8  Daily NAV Calculation

 9  Opening an Account/Purchasing Shares

10  Making Exchanges/Redeeming Shares

11  Distributions and Tax Considerations

12  Abusive Trading

12  Investment Advisor

13  Portfolio Managers

    Notice of Privacy Policy and Practices

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBER

 MUNICIPAL ENHANCED YIELD FUND

     CUSIP Number: 05561M366
     Institutional Shares

BNY HAMILTON

 MUNICIPAL ENHANCED YIELD FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax. Up to 50% of the Fund's assets may be invested in securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 35% of its assets in unrated securities. The Fund may invest up to 50% of its assets in unrated securities and high-yield securities. High yield securities (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). However, the Adviser expects that the average credit rating of the Fund's portfolio will be BBB or Baa.

The Fund invests in a diversified portfolio of municipal obligations issued by U.S. states, territories and municipalities. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax. The Fund also invests in private activity bonds, the income from which is subject to the federal alternative minimum tax.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. The Fund's average weighted maturity will vary from time to time depending on the Adviser's views on the direction of interest rates. The Fund's average weighted maturity in its first year of operations is expected to be in the range of 20 to 30 years.

The Adviser uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although the Fund will seek to be diversified by geography and sector, concentrations may arise given market characteristics. For example, a significant portion of the BBB universe is composed of hospital bonds. Accordingly, hospital bonds will likely comprise a significant portion of the portfolio.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., futures, options, inverse floaters), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies. In these cases, the Fund would not be pursuing its investment objective.

                                     BNY Hamilton Municipal Enhanced Yield Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, and state legislative changes, especially those regarding taxes.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent. The risk that a debt security could be downgraded or go into default is magnified with lower rated bonds. Lower rated bonds have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

PAST PERFORMANCE

The Fund commenced operations as of the date of this Prospectus. As a result, it does not have any performance history.

--------------------------------------------------------------------------------
About Municipal Securities


The Fund invests in state and local governments and their agencies, which have, collectively issued $2.1 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

BNY Hamilton Municipal Enhanced Yield Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

            Fee table (% of average net assets)
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)                             None
            -------------------------------------------------------

            Annual Operating Expenses (expenses that
             are deducted from fund assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1 fees)                     None
            Other expenses                                0.39

            Total annual operating expenses               0.89
            Fee waiver/reimbursement*                     0.10
            Net annual operating expenses                 0.79

*The Advisor has contractually agreed to limit the operating expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets through April 30, 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment ($)
                      --------------------------------------------

                                                1 Year     3 Years
                      --------------------------------------------
                      Institutional Shares       $81        $263

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund commenced operation as of the date of this Prospectus, there are no financial highlights for the Institutional Shares.


                                     BNY Hamilton Municipal Enhanced Yield Fund

ACCOUNT POLICIES

This prospectus describes the Institutional Shares for the Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Fund, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of a BNY Hamilton Fund will be grandfathered for so long as they continue to hold Institutional Shares of a BNY Hamilton Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of the Fund.

If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. The prices of securities held by the Fund shall be the prices provided by an independent pricing service, the use of which has been approved by the Fund, and will generally be closing market prices. When pricing service information or market prices are not available or if market prices are not believed to fairly represent the value of a security, the Fund will use fair value prices as determined by the Board of Directors. Market prices may not fairly represent the value of a security if a significant event has occurred which will, with a reasonably high probability, materially affect the value of the security since the closing price was established but before the calculation of the Fund's net asset value. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the Fund may change on days when you will be unable to purchase or redeem shares.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The fund does not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the Fund. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between BNY Hamilton Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is

Account Policies
not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer identification program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions in-kind: The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund declares dividends daily and pays monthly. Capital gain distributions, if any, are made annually. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the Fund are expected to be primarily ordinary income. To the extent that the Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in the Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.


                                                               Account Policies

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common ownership or control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the Transfer Agent and the Transfer Agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $101 billion in assets, as of September 30, 2005. The Bank of New York began offering

Account Policies
investment services in the 1830s and today manages more than $107 billion in investments for institutions and individuals, as of September 30, 2005.

Gannett Welsh & Kotler, LLC, located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $7.1 billion, as of September 30, 2005.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

Nancy Angell, John Fox and Martin Tourigny are primarily responsible for the day-to-day portfolio management of the Fund, and they share equally all management responsibilities. Ms. Angell joined GW&K in 1984, and she has been a Senior Vice President for more than five years. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President for more than five years. Ms. Angell and Mr. Fox serve as Co-Heads of the firm's Fixed Income department. Mr. Tourigny joined GW&K in 1994, and he has been a Vice President for more than five years. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund's portfolio transactions. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY
Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY
Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund manager on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the Fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO publicinfo@sec.gov, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                                                                 BNYMUNINST1205